Fees Summary	Oct. 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	427,603
Total Transaction Valuation	4,914,977,910
Total Offset Amount	0
Net Fee	$ 427,603
Offset Table N/A	N/A